UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 30, 2018

BOXLIGHT CORPORATION

(Exact name of registrant as specified in charter)

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On August 30, 2018, Boxlight Corporation (the “Company”) dismissed GBH CPAs, PC (“GBH”) as its independent registered public accountants and engaged Dixon Hughes Goodman LLP (“DHG”) as its independent registered public accountants. The engagement of DHG has been approved by the Audit Committee of the Company’s Board of Directors.

GBH’s reports on the consolidated financial statements of the Company as at and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Registrant’s ability to continue as a going concern.

During the fiscal years ended December 31, 2017 and 2016 and through August 30, 2018, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to GBH’ satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2017 and 2016 and through August 30, 2018, there were no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished GBH with a copy of this Form 8-K on August 30, 2018, providing GBH with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company under this Item 4.01 in response to Item 304(a) of Regulation S-K as the same pertains to GBH and, if not, stating the respect in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Report.

(b) On August 30, 2018, the Company engaged DHG as the Company’s new independent registered public accounting firm effective immediately. The retention of DHG was approved by the Audit Committee. During the fiscal years ended December 31, 2017 and 2016 and through August 30, 2018, the Company did not consult with DHG with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from GBH CPAs, PC, dated September 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

	By:	/s/ Takesha Brown
	Name:	Takesha Brown
	Title:	Chief Financial Officer

Dated: September 6, 2018